UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2021

DXC TECHNOLOGY COMPANY

(Exact name of registrant as specified in its charter)

Nevada	001-38033	61-1800317
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1775 Tysons Boulevard
Tysons, Virginia	22102
(Address of Principal Executive Offices)	(Zip Code)

(703) 245-9675

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	DXC	The New York Stock Exchange
2.750% Senior Notes due 2025	DXC 25	The New York Stock Exchange
1.750% Senior Notes due 2026	DXC 26	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.   Other Events.

Euro Notes Offering

On September 9, 2021, DXC Capital Funding DAC (the “Euro Notes Issuer”), a wholly owned subsidiary of DXC Technology Company (the “Company”), completed its previously announced offering of (i) €750.0 million aggregate principal amount of its 0.450% Senior Notes due 2027 and (ii) €600.0 million aggregate principal amount of its 0.950% Senior Notes due 2031 (collectively, the “Euro Notes”). The Euro Notes were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States in compliance with Regulation S under the Securities Act. The Euro Notes are unconditionally and irrevocably guaranteed by the Company and DXC Luxembourg International S.à r.l., a Luxembourg private limited liability company (société à responsabilité limitée) and the direct parent of the Euro Notes Issuer (“Holdings”).

The Company estimates that the net proceeds of the offering of the Euro Notes were approximately €1,337 million, after deducting the initial purchasers’ discounts and the estimated expenses of the offering. The Company intends to use the net proceeds from the offering of the Euro Notes principally to the repayment in full of the €400 million aggregate principal amount of outstanding borrowings under its Euro-denominated term loan facility, the repayment of its U.S. dollar-denominated 4.25% Senior Notes due 2025, the repayment of its Sterling-denominated 2.750% Senior Notes due 2025 and the repayment of other outstanding senior notes. The Euro Notes Issuer intends to lend the funds to Holdings to facilitate the corresponding alignment of the Company’s global structure.

The Euro Notes were issued pursuant to an indenture, dated as of September 9, 2021 (the “Euro Notes Indenture”), by and among the Euro Notes Issuer, the Company, Holdings, U.S. Bank National Association, as trustee, and Elavon Financial Services DAC, as paying agent. The Euro Notes Indenture contains certain covenants and events of default and other customary provisions.

The above descriptions of the Euro Notes Indenture, the Euro Notes and the related guarantee are qualified in their entirety by reference to the Euro Notes Indenture and the Euro Notes, which are filed as Exhibits 4.1, 4.2 and 4.3, respectively, and are incorporated by reference herein.

U.S. Dollar Notes Offering

On September 9, 2021, the Company completed its previously announced offering of (i) $700.0 million aggregate principal amount of its 1.800% Senior Notes due 2026 and (ii) $650.0 million aggregate principal amount of its 2.375% Senior Notes due 2028 (collectively, the “Dollar Notes”). The offering was made through an underwriting syndicate led by BofA Securities, Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the underwriters (the “Representatives”). Lloyds Securities Inc., Mizuho Securities USA LLC and MUFG Securities Americas Inc. also served as joint bookrunners for the Dollar Notes.

The Company estimates that the net proceeds of the offering of the Dollar Notes were approximately $1,336 million, after deducting the underwriters’ discounts and the estimated expenses of the offering. The Company intends to use the net proceeds from the offering of the Dollar Notes principally to the repayment, in whole or in part, of its 4.125% Senior Notes due 2025, 4.750% Senior Notes due 2027 and 7.45% Senior Notes due 2029, with any remainder applied to its other existing indebtedness.

The Dollar Notes were offered and sold pursuant to an underwriting agreement, dated September 7, 2021 (the “Underwriting Agreement”), between the Company and the Representatives, under the Company’s automatic shelf registration statement (the “Registration Statement”) on Form S-3 (Registration No. 333-245698) filed with the Securities and Exchange Commission (the “SEC”) on August 13, 2020. The Company has filed with the SEC a prospectus supplement, dated September 7, 2021, together with the accompanying prospectus, dated August 13, 2020, relating to the offer and sale of the Dollar Notes.

The Dollar Notes are governed by the terms of an indenture, dated as of March 27, 2017 (the “Base Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by a ninth supplemental indenture, dated as of September 9, 2021 (the “Supplemental Indenture”), between the Company and the Trustee.

The foregoing descriptions of the Underwriting Agreement and Supplemental Indenture do not constitute a complete summary of these documents and are qualified by reference in their entirety to the full text of the Underwriting Agreement and Supplemental Indenture, which are filed herewith as Exhibit 1.1 and Exhibit 4.4, respectively, and incorporated herein by reference.

Item 9.01.   Exhibits.

(d) Exhibits

Exhibit	Description

1.1	Underwriting Agreement, dated September 7, 2021, between DXC Technology Company and BofA Securities, Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the underwriters named therein.

4.1	Indenture, dated September 9, 2021, by and among DXC Capital Funding DAC, as issuer, DXC Technology Company and DXC Luxembourg International S.à r.l., as guarantors, U.S. Bank National Association, as trustee, and Elavon Financial Services DAC, as paying agent.

4.2	Form of DXC Capital Funding DAC’s 0.450% Senior Notes due 2027 (included in Exhibit 4.1)

4.3	Form of DXC Capital Funding DAC’s 0.950% Senior Notes due 2031 (included in Exhibit 4.1)

4.4	Ninth Supplemental Indenture, dated September 9, 2021, between DXC Technology Company and U.S. Bank National Association, as trustee.

4.5	Form of DXC Technology Company’s 1.800% Senior Notes due 2026 (included in Exhibit 4.4).

4.6	Form of DXC Technology Company’s 2.375% Senior Notes due 2028 (included in Exhibit 4.4).

5.1	Opinion of Latham & Watkins LLP.

5.2	Opinion of Woodburn and Wedge.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

23.2	Consent of Woodburn and Wedge (included in Exhibit 5.2).

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DXC TECHNOLOGY COMPANY

Date: September 9, 2021	By:	/s/ Zafar A. Hasan
	Name:	Zafar A. Hasan
	Title:	Senior Vice President and Head of Corporate Legal, Corporate Secretary